                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK:
         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
      LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
      LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                         SUPPLEMENT DATED JULY 1, 2003
            TO THE PROSPECTUSES DATED MAY 1, 2003 FOR THE PRODUCTS:

                   VUL(CV)-II, VUL(CV)-III, VUL(DB), VUL(DB)-II
                      SVUL-II, SVUL-III AND CVUL SERIES III

The information in this supplement updates and amends certain information which may be contained in the May 1, 2003 Prospectus. Keep this supplement with your Prospectus for reference.

1. Effective May 1, 2003, the trust name for the Alliance Variable Products Series Fund, Inc. was changed to the AllianceBernstein Variable Products Series Fund, Inc.

2.   The following replaces the second sentence of the footnote to Table III:
     Total Annual Fund Operating Expenses in the "Charges and Fees" section:

These waivers and reductions generally extend through April 30, 2004 but may be terminated at any time by the fund.

3. The following replaces the fund objective for the Janus Aspen Mid Cap Growth Portfolio in the "Funds" section:

Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

SUPP-03.08